[LOGO] MetLife Investors                                 INDIVIDUAL VARIABLE                          SEND APPLICATION AND CHECK TO:
                                                         ANNUITY APPLICATION                                 FIRST METLIFE INVESTORS
Home Office Address (no correspondence)                                                                            INSURANCE COMPANY
200 Park Avenue . New York, NY 10166                                                           Policy Service Office: P.O. Box 10366
                                                                                                         Des Moines, Iowa 50306-0366
First MetLife Investors NY 3A/NY 3B/NY 3C                                                          FOR ASSISTANCE CALL: 800 848-3854
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT SELECTION (PLEASE CHECK ONE)
------------------------------------------------------------------------------------------------------------------------------------
[ ] NY 3A      [ ] NY 3B      [ ] NY 3C
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
1. ANNUITANT
------------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------   Social
   Name         (First)         (Middle)      (Last)                 Security Number               --              --
                                                                                     --------------  --------------  --------------

                                                                     Sex [ ] M [ ] F     Date of Birth       /      /
                                                                                                       ------ ------ ------

   ---------------------------------------------------------------
   Address      (Street)        (City)        (State)     (Zip)      Phone (    )
                                                                            ----  -------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
------------------------------------------------------------------------------------------------------------------------------------
   Correspondence is sent to the Owner.
                                                                     Social
   ---------------------------------------------------------------   Security/Tax ID Number             --            --
   Name         (First)         (Middle)      (Last)                                        ------------  ------------  -----------

                                                                     Sex [ ] M [ ] F     Date of Birth/Trust       /      /
                                                                                                            ------- ------ ------
   ---------------------------------------------------------------
   Address      (Street)        (City)        (State)     (Zip)      Phone (    )
                                                                            ----  -------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
3. JOINT OWNER
------------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------   Social
   Name         (First)         (Middle)      (Last)                 Security Number               --              --
                                                                                     --------------  --------------  --------------

                                                                     Sex [ ] M [ ] F     Date of Birth       /      /
                                                                                                       ------ ------ ------

   ---------------------------------------------------------------
   Address      (Street)        (City)        (State)     (Zip)      Phone (    )
                                                                            ----  -------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4. BENEFICIARY
------------------------------------------------------------------------------------------------------------------------------------
   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                  --        --
   --------------------------------------------------------------------------------------------------------------------------------
   Primary Name                           Address                      Relationship         Social Security Number            %
                                                                                                   --        --
   --------------------------------------------------------------------------------------------------------------------------------
   Primary Name                           Address                      Relationship         Social Security Number            %
                                                                                                   --        --
   --------------------------------------------------------------------------------------------------------------------------------
   Contingent Name                        Address                      Relationship         Social Security Number            %
                                                                                                   --        --
   --------------------------------------------------------------------------------------------------------------------------------
   Contingent Name                        Address                      Relationship         Social Security Number            %
------------------------------------------------------------------------------------------------------------------------------------
5. PLAN TYPE                                                                             6. PURCHASE PAYMENT
---------------------------------------------------------------------------------------  -------------------------------------------
   [ ] NON-QUALIFIED                                                                     Funding Source of Purchase Payment
   QUALIFIED                                                                             ----------------------------------
   [ ] 401                                                                               [ ] 1035 Exchange [ ] Check [ ] Wire
   [ ] 403(B) TSA ROLLOVER*
   408 IRA* (check one of the options listed below)                                      Initial Purchase
   Traditional IRA             SEP IRA                     Roth IRA                      Payment $
   [ ] Transfer                [ ] Transfer                [ ] Transfer                           ---------------------------------
   [ ] Rollover                [ ] Rollover                [ ] Rollover                              Make Check Payable to First
   [ ] Contribution -- Year    [ ] Contribution -- Year    [ ] Contribution -- Year                       MetLife Investors
                           ---                         ---                         ---
   *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                     (Estimate dollar amount for 1035
                                                                                         exchanges, transfers, rollovers, etc.)

                                                                                         Minimum Initial Purchase Payment:
                                                                                           3A: $10,000 NQ/Q
                                                                                           3B (Series II): $5,000 NQ, $2,000 Q
                                                                                           3C (Series II): $10,000 NQ/Q
---------------------------------------------------------------------------------------  -------------------------------------------
6400 (6/05)                                                                                                             APVA1105SBNY

------------------------------------------------------------------------------------------------------------------------------------
RIDERS
------------------------------------------------------------------------------------------------------------------------------------

7. BENEFIT RIDERS (subject to age restrictions)
------------------------------------------------------------------------------------------------------------------------------------
These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1) LIVING BENEFIT RIDERS (Optional. Only ONE of the following Riders may be elected)
     [ ]  Guaranteed Minimum Income Benefit (GMIB)
     [ ]  Guaranteed Withdrawal Benefit II (GWB II)
     [ ]  Guaranteed Withdrawal Benefit III (GWB III)
     [ ]  Guaranteed Minimum Accumulation Benefit (GMAB)

2)   DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal
     Protection option will apply.)
     [ ]  Principal Protection (no additional charge)
     [ ]  Annual Step-up

3)   [ ] Other
               --------------------------------------------------------------------------

The GMIB has limited usefulness in connection with tax-qualified contracts, such as IRAs, because if the annuitization option of the
GMIB is not exercised on or before the date required minimum distributions must begin under a qualified plan, the contract certificate owner or beneficiary might be unable to exercise the GMIB annuitization benefits under the riders due to the restrictions imposed by the minimum distribution requirements. If you plan to exercise GMIB after your required minimum distribution beginning date under an IRA, you should consider whether the GMIB is appropriate for your circumstances. You should consult your tax advisor.

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the Guaranteed Withdrawal Benefit optional benefit.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SIGNATURES
------------------------------------------------------------------------------------------------------------------------------------

8. SPECIAL REQUESTS
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

9. REPLACEMENTS
------------------------------------------------------------------------------------------------------------------------------------
Does the applicant have any existing life insurance policies or annuity contracts?             [ ] Yes [ ] No

Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? [ ] Yes [ ] No

If "Yes," applicable disclosure and replacement forms must be attached.
------------------------------------------------------------------------------------------------------------------------------------

10. ACKNOWLEDGEMENT AND AUTHORIZATION
------------------------------------------------------------------------------------------------------------------------------------
I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH
APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)


------------------------------------------------------------------------------------------------------------------------------------
                                                  (JOINT OWNER SIGNATURE & TITLE)


------------------------------------------------------------------------------------------------------------------------------------
                                            (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)


Signed at
          --------------------------------------------------------------------------------------------------------------------------
                (City)                          (State)

Date
     ----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

11. AGENT'S REPORT
------------------------------------------------------------------------------------------------------------------------------------
Does the applicant have any existing life insurance policies or annuity contracts?             [ ] Yes [ ] No

Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? [ ] Yes [ ] No


------------------------------------------------------------------------------------------------------------------------------------
                                                         AGENT'S SIGNATURE

------------------------------------------------------------------------------------------------------------------------------------
                                                               Phone

------------------------------------------------------------------------------------------------------------------------------------
                                                      Agent's Name and Number

------------------------------------------------------------------------------------------------------------------------------------
                                                      Name and Address of Firm

------------------------------------------------------------------------------------------------------------------------------------
                                             State License ID Number (Required for FL)

------------------------------------------------------------------------------------------------------------------------------------
                                                        Client Account Number

------------------------------------------------------------------------------------------------------------------------------------
Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.

Option A          Option B          Option C
         --------          --------          --------
------------------------------------------------------------------------------------------------------------------------------------
6400 (6/05)                                                                                                             APVA1105SBNY